EXHIBIT 10.2

                          PLEDGE AND SECURITY AGREEMENT


GRANTOR:          SMK GROUP, LLC
                  7 East Skippack Pike
                  Ambler, PA 19002

LENDER:           THERMOTREX CORPORATION
                  10455 Pacific Center Court
                  San Diego, CA 92121-4339


THIS PLEDGE AND SECURITY AGREEMENT is entered into between SMK GROUP, LLC referred to below as "Grantor"); and THERMOTREX CORPORATION (referred to below as "Lender").

     A. GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

     B.   DEFINITIONS.   The  following   words  shall  have  the  following
meanings when used in this Agreement:

          1. Agreement. The word "Agreement" means this Pledge and Security Agreement, as this Pledge and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this commercial Pledge and Security Agreement from time to time.

          2. Collateral. The word "Collateral" means 806,800 shares of common stock of ThermoLase Corporation, which Grantor has delivered or agrees to deliver (or cause to be delivered or appropriate book-entries made) immediately to Lender.

          3. Event of Default. The words "Event of Default" means and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

          4.   Grantor.   The  word  "Grantor"   means  SMK  GROUP  LLC,  a
Delaware limited liability company.

          5. Income and proceeds. The words "Income and proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, shares of stock of different par value or no par value issued in substitution or exchange for the Collateral.

          6.   Indebtedness.   The  word   "Indebtedness"   means   only  the
indebtedness evidenced by the Note, including all principal and interest, together with all costs and expenses for which Grantor is responsible under this Agreement or under the Note.

          7.    Lender.    The   word   "Lender"   means   THERMO   ELECTRON
CORPORATION, a Delaware corporation.

          8. Note. The word "Note" means the Note dated July 7, 1998 between Grantor and Lender.

     C. GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

          1. Ownership. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others.

          2. Right to Pledge. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

          3. Binding Effect. This Agreement is binding upon Grantor, as well as Grantor's successors, representatives and assigns, and is legally enforceable in accordance with its terms.

          4. No Further Assignment. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

          5. No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party.

     D. THE RIGHTS AND OBLIGATIONS OF LENDER AND GRANTOR WITH RESPECT TO COLLATERAL.

          1. Lender may hold the Collateral until the Indebtedness has been paid and satisfied and thereafter shall deliver the Collateral to the Grantor. However, during the term of this Agreement Grantor shall have the right to vote the shares of stock held as Collateral and exercise all other rights of ownership over the Collateral except as restricted by the terms of this Agreement.

          2. Commencing July 7, 1999, upon the request of Grantor, Lender shall sell part or all of the Collateral in such amounts and in accordance with Grantor's instructions, and apply the net proceeds of such sales to the amounts due under the Note in accordance with its terms.

          3. Upon Grantor's request Lender shall release to Grantor all Collateral in excess of two hundred percent (200%) of the amount of the Indebtedness due under the Note at the time of Grantor's request for the release of Collateral.

          4. Income and Proceeds from the Collateral. All Income and Proceeds received, paid, or delivered in substitution or in exchange of the Collateral shall be received by or delivered to Lender as Collateral hereunder unless cash is so received, paid or delivered in substitution or exchange of the Collateral, then it shall be applied to the outstanding amounts due under the Note, in accordance with its terms. All Income and Proceeds from the Collateral which may be received by, paid, or delivered as an addition to the Collateral (such as dividends) shall be paid to, received by or delivered to Grantor.

          5. Perfection of Security Interest. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon request of Lender, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If the Collateral consists of securities for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, to record on its books or records, by book-entry or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement.

     E. EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement or the Note, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will be added to the balance of the Note due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

     F. LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the collateral or its value and Lender shall have no liability for depreciation or deterioration of the Collateral.

     G. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

          1. Default under the Note. The occurrence of an Event of Default under the Note, in accordance with its terms.

          2. Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement after receipt of a notice of its failure to comply and a reasonable opportunity to cure such failure.

          3.   Insolvency.   The  dissolution  or  termination  of  Grantor's
existence, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

          4.   Creditor   or   Forfeiture   Proceedings.    Commencement   of
foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit account with Lender.

     H. RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

          1. Collect the Collateral. Collect and retain possession of the Collateral.

          2.   Sell  the  Collateral.   Sell  the  Collateral,   at  Lender's
discretion, as a unit or in parcels, at one or more public or private sales. Lender shall give or mail to Grantor, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing.

          3. Register Securities. Register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

          4.   Sell   Securities.   Sell  any  securities   included  in  the
Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such a sale shall be considered commercially reasonable.

          5. Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

          6. Application of Proceeds. Apply any cash which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, reasonable attorney fees, and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interest of Grantor may appear.

          7. Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

          8. Limitation of Liability. Grantor's liability hereunder and under the Note is strictly limited to the Collateral pledged hereunder and shall not extend in any way to any other assets or property of the Maker, its members or any officers, directors, agents or trustee thereof.

     I. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          1.   Amendments.   This   Agreement,   together   with  the   Note,
constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          2. Applicable Law. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the Commonwealth of Massachusetts. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          3. Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          4. Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by facsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

          5. Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          6. Successor Interests. The terms of this Agreement shall be binding upon Grantor, and upon Grantor's personal representatives, successors, and assigns, and shall be enforceable by Lender and its successors and assigns.

          7. Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     J. GRANTOR AND LENDER ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AND SECURITY AGREEMENT, AND EACH AGREES TO ITS TERMS. THIS
AGREEMENT IS DATED JULY 7, 1998.                             .

THIS AGREEMENT HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

GRANTOR:

SMK GROUP LLC
      By:   Its Members:

            /s/ Lydia Katzoff
            Lydia Katzoff

            The Stuart Katzoff Trust

                  By:   /s/ Gerald Katzoff
                        Gerald Katzoff, Trustee

LENDER:

THERMOTREX CORPORATION

      By: /s/ Gary S. Weinstein
      Name: Gary S. Weinstein
      Title: Chairman